UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                        Date of Report (Date of earliest
                                event reported):

                                  June 2, 2005

                                ________________


                             DPAC TECHNOLOGIES CORP.
             (Exact name of registrant as specified in its charter)
                                ________________


          California                0-14843                  33-0033759
 (State or other jurisdiction     (Commission              I.R.S. Employer
       of incorporation)          File Number)          Identification Number

                                ________________


                7321 Lincoln Way, Garden Grove, California 92841
               (Address of principal executive office) (Zip Code)

                                  714/ 898-0007
               Registrant's telephone number, including area code


                                 Not Applicable
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a)

The Registrant's News Release dated June 3, 2005 is filed herewith as Exhibit
99.1 and incorporated herein by this reference. Such News Release was issued pursuant to Marketplace Rule 4815(b). The Registrant's News Release dated May 25, 2005 is filed herewith as Exhibit 99.2 and incorporated herein by this reference.

On June 2, 2005, the Registrant received from the Nasdaq Stock Market a Nasdaq Staff Determination stating that our Common Stock is subject to delisting from the Nasdaq SmallCap Market. However, the Registrant has requested a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. It is possible that the Registrant could experience a delisting of its Common Stock at some time in the near future, in which event the Registrant will make public announcements and filings as required. The Common Stock has not been delisted at this time.

The Nasdaq Staff Determination which we received on June 2, 2005 stated that the Registrant fails to meet the following continuing listing standards of the Nasdaq SmallCap Market: Rule 4310(c)(2)(B) requires that the issuer have a minimum of $2,500,000 in stockholders' equity; or $35,000,000 market value of listed securities; or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years; and Rule 4450(a)(5) requires that the listed security have a minimum bid price for continued listing of $1.00.

These deficiencies do exist. The Registrant's plans to resolve these deficiencies by completing an agreed-upon transaction with QuaTech, Inc., a triangular merger. Through the triangular merger, additional financing and a reverse stock split, the Registrant hopes to satisfy the Nasdaq SmallCap Market minimum shareholders' equity requirement and minimum bid price requirement for continued listing of our Common Stock, but cannot assure success. If Nasdaq requires the Registrant to meet the initial listing criteria, the Registrant may be able to do so as well, cannot assure it. The Nasdaq Staff Determination also reminds us that on May 17, 2005 the Nasdaq Staff had determined that this transaction would be a "Reverse Merger" pursuant to Marketplace Rule 4430(f). Therefore, the Registrant would be required to file an initial listing application and meet all initial listing criteria, which would increase the minimum standards to be met by the Registrant, including QuaTech, post-transaction. The Registrant has requested a hearing on that "reverse merger" determination as well as the delisting issues.

Unless the Nasdaq Hearing Panel accepts the Registrant's position concerning delisting, the Common Stock will be delisted from the Nasdaq SmallCap Market. The Common Stock could be delisted at any time following a hearing scheduled for June 16, 2005. However, the Registrant hopes that the appeal will be successful on both issues--"continued listing" and "reverse merger". In the event of delisting, the Registrant intends that its Common Stock shall trade on the Over-the-Counter Bulletin Board. The delisting of the Common Stock could adversely affect the value of the Common Stock.




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


Section 9 - Financial Statements and Exhibits

       Item 9.01 Financial Statements and Exhibits

            (c) Exhibits
                --------

                     99.1      Press Release of Registrant dated June 3, 2005.

                     99.2      Press Release of Registrant dated May 25, 2005.








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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DPAC Technologies Corp.
                                     (Registrant)

                                     Date June 3, 2005

                                     /s/ Creighton K. Early
                                     -------------------------------------------
                                     (Signature)

                                     Creighton K. Early, Chief Executive Officer
                                     -------------------------------------------
                                     (Name and Title)






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